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                                                                   Exhibit 10.23

                                LEASE AGREEMENT
                                ---------------
                              PC CONNECTION, INC.
                              -------------------



Whereas PC Connection, Inc. entered into a Lease Agreement, dated August 1, 1998, with Dover Mills, LLC. for space on the second floor of Mill 3 at the Cocheco Falls Millworks in Dover, New Hampshire, and

Whereas, PC Connection, Inc. and Dover Mills LLC. desire to amend said Lease Agreement,

NOW, THEREFORE, BE IT RESOLVED, that the parties heretofore mentioned hereby agree to amend said Lease Agreement as follows:

1. At the end of the second paragraph on page one insert the following new language:

     "An additional 5,100 square feet of space ("additional space") shall be added to the original leased premises. Said are shall be located on the second floor of Mill Building #3 and lies adjacent to the original leased premises. Refer to Attachment A for a graphic depiction of said additional space."

2. Section 1 entitled "TERM", shall be amended by adding the following new sentence to the end of the first paragraph:

     "The term for the additional space shall begin on March 1, 1999 and shall then run consecutively with the term of the original leased premises."

3. Section 2. entitled "RENT", shall be amended by deleting the first paragraph in its entirety and replacing it with the following new paragraph:

     "The Lessee agrees to pay to the Lessor as rent for the leased premises and additional leased premises for the first year of this lease the annual sum of $79,227.75. Said sum shall be paid in six equal monthly installments of $13,204.63 beginning on March 1, 1999 and ending on August 31, 1999. The rent for the first option period of this Lease shall be $158,550. Twelve equal monthly installments of $13,212.50 shall be paid to the Lessor beginning September 1, 1999 and ending on August 31, 2000."

4. Lessor shall be responsible for making the following improvements to the additional leased premises:
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     -  Demolish three interior offices, on (1) 60' dividing partition and create a doorway from the original premises into the additional leased premises.

     -  Install new carpeting

     - Rewire lighting and switching in those areas where the offices were removed

     -  Install electric metering for additional leased premises

5. Lessee shall be responsible for all other improvements planned within the additional leased premises.

6. Section 7 entitled "UTILITIES" shall be amended by adding the following new sentence at the end of the first paragraph:

     "The additional leased premises shall have a monthly heating/cooling charge of $416.66."


                                   DOVER MILLS L.L.C.
                                   JOSEPH SAWTELLE ENTERPRISES, INC.



/S/   T. C. SHELDON                /S/  JOSEPEH SAWTELLE
-------------------                ---------------------
Witness                            Joseph Sawtelle, President




                                   PC CONNECTION, INC.



/S/   EILEEN A. GAGNON             /S/  MARK A. GAVIN
----------------------             ------------------
Witness                            Duly Authorized Officer


     Relative to shuttle service to an from the offsite parking area designated as the B & M Railroad Parking Lot;

     Dover Mills LLC (Lessor) will modify previous trolley schedule to allow continuous service from 6:15 am to 7:30 pm, five days a week, commencing Monday the 15th of March 1999, and continuing through the duration of the lease. In exchange for this service, PC Connection (Lessee) agrees to an increase adjustment of the monthly lease value in the amount of $3,000.00. Either party shall have the right to revert to the original lease terms (relative to the trolley schedule and lease value), following a thirty day written notice, by the other party.

   Initialized by:   /s/ TCS
                     -------
                     Dover Mills LLC
                     Joseph Sawtelle Enterprises, Inc.

                     /s/ MAG
                     -------
                     PC Connection, Inc.
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